                                                                    EXHIBIT 10.9

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACTS OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                             STOCK PURCHASE WARRANT

        This Warrant is issued as of this 28th day of June, 1996, by TALX Corporation, a Missouri corporation (the "Company"), to PETRA CAPITAL, LLC, a Georgia limited liability company (Petra Capital, LLC and any subsequent assignee or transferee hereof are hereinafter referred to collectively as "Holder" or "Holders").

                                   AGREEMENT:

        1.    Issuance of Warrant; Term.

              (a) Petra Capital, LLC is making a loan to the Company, TALX Information Services Corporation and TALX Document Services Corporation (collectively, the "Borrowers") in an amount of $3,350,000.00 (the "Initial Loan"), $350,000.00 of which has been purchased by Eugene M. Toombs("Toombs"), and the William W. Canfield Revocable Trust ("Canfield") pursuant to a Participation Agreement of even date herewith. Subsequently, the Lender will make an additional loan to the Borrowers (the "Additional Loan", together with the Initial Loan, the "Loan") of $650,000 to the Borrower, all of which will be purchased by Gateway Partners, L.P. ("Gateway") in August 1996 (the "Gateway Closing"). The Loan is evidenced by a Secured Promissory Note of even date herewith (together with all extensions, replacements and renewals thereof, the "Note") and a Loan and Security Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). For and in consideration of the Loan and pursuant to applicable Missouri corporation law, the Company hereby grants to Holder the right to purchase the number of shares of the Company's common stock, par value $.0625 per share (the "Common Stock"), which is equal to 2.625% of the shares of capital stock outstanding on the date hereof, calculated on a Fully Diluted Basis (as hereinafter defined). The Company has also granted (and will grant, after the Gateway Closing, to Gateway) warrants in substantially similar terms to this Warrant, warrants to Toombs, Canfield, Gateway and McFarland, Grossman & Company, Inc. to purchase, initially in the aggregate, the number of shares of Common Stock which is equal to 1.225% of the Company's capital stock outstanding on the date hereof on a Fully Diluted Basis (collectively, the"Petra Warrants"). For purposes of this Warrant, "Fully Diluted Basis" means at any time, without duplication, (x) all shares of Common Stock actually outstanding at the time of determination, (y) all shares of Common Stock issuable upon the exercise of any option, warrant (but not including this Warrant and the Petra Warrants) or similar right outstanding at the time of determination, and (z) all shares of Common Stock

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issuable upon the exercise of any conversion or exchange right contained in any security convertible into or exchangeable for shares of Common Stock.

              (b) The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time and from time to time from the date hereof until ten
(10) years from the date hereof.

        2. Exercise Price. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be equal to the par value of the Common Stock at the date of exercise, but in no case shall it be less than $.01 per share.

        3. Exercise. (a) This Warrant may be exercised by the Holder hereof (but only on the conditions hereafter set forth) as to all or any increment or increments of one hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise to the Company at the following address: TALX Corporation, 1850 Borman Court, St. Louis, MO 63146, Attention: Chief Executive Officer, or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased; provided, however, that exercise of this Warrant shall be in compliance with applicable antitrust laws, if any. The Exercise Price shall be payable, at the option of the Holder, (i) by certified or bank check,
(ii) by the surrender of the Note or portion thereof having an outstanding principal balance equal to the aggregate Exercise Price or (iii) by the surrender of a portion of this Warrant having a fair market value equal to the aggregate Exercise Price. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all federal and state stamp, documentary or other securities issuance taxes, if any, which are imposed solely in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant; provided, however, such obligation shall not include any taxes imposed on the income of the Holder or arising from the ownership or transfer of this Warrant or the Shares issued upon exercise of this Warrant.

        (b) In lieu of exercising this Warrant pursuant to Section 3(a) above, the Holder shall have the right to require the Company to convert this Warrant, in whole or in part and at any time or times into Shares (the "Conversion Right") by surrendering to the Company this Warrant, accompanied by the form of conversion notice on Annex A hereto which has been duly completed and signed. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of Shares which is equal to the quotient obtained by dividing (x) the value of the number of Shares into which this Warrant is being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Shares into which this Warrant is being converted immediately prior to the exercise of the Conversion Right from the aggregate current market price (which
(i) prior to the Company's IPO (as defined below), if any, shall be as determined by the Board of Directors of the Company and (i) after the Company's IPO, if any, shall equal the average closing price of a share of Common Stock for the ten consecutive trading days prior to one business day prior to the date of conversion as reported in The Wall Street Journal (the "Current Market Price")) of that number of Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to Section 5)), by (y) the Current Market

                                      -2-
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Price per share of one share of Common Stock immediately prior to the exercise of the Conversion Right. Any references in this Warrant to the "exercise" of any Warrants, and the use of the term exercise herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

        4. Representations,Covenants and Conditions. The above provisions are subject to the following:

              (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities laws ("Blue Sky Laws"). By its acceptance of this Warrant, the initial Holder represents to the Company that (i) it is an "accredited investor," as defined in Rule 501(a) under the Securities Act, (ii) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Warrant and has the ability to bear the economic risk of its investment, (iii) during the course of the transaction prior to the receipt of the Warrant, it has had access to information about the Company, its business and financial condition, and it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Warrant and the Petra Warrants and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it, and (iv) this Warrant has been acquired for investment purposes and not with a view to distribution or resale in violation of the Securities Act or any Blue Sky Laws.

              (b) The Holder of the Warrant understands that this Warrant may not be assigned, pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) delivery to the Company of an opinion of counsel prepared at the expense of the Holder or transferee, which form of opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that an exemption from registration is available under the Securities Act or under any applicable Blue Sky Laws (the Company hereby acknowledges that Sherrard & Roe, PLC is acceptable counsel). Transfer of Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the restrictions on the Warrant as set forth in this Section 4(b) and the certificates representing such Shares shall bear substantially the following legend as well as any legend required by any applicable state securities law:

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACTS OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

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              (c) If the Shares to be issued upon the exercise of the Warrant have not been registered under the Securities Act, prior to exercise of the Warrant, the holder of the Shares is required to deliver to the Company written representations regarding the Shares which are substantially similar to those given the Holder of this Warrant set forth in Sections 4(a) herein.

              (d) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. The Company covenants that, so long as this Warrant remains outstanding, the par value per share of its Common Stock shall not be increased.

        5. Adjustment of Exercise Price and Number of Shares Issuable. The Exercise Price and the number of Shares (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 5.

              (a) Common Stock Reorganization. If (i) the Company shall subdivide or consolidate its outstanding shares of Common Stock (or any class thereof) into a greater or smaller number of shares, (ii) pay a dividend or make a distribution on its Common Stock (or any class thereof) in shares of its capital stock, or (iii) issue by reclassification of its Common Stock (or any class thereof) any shares of its capital stock (any such event described in clauses (i), (ii) or (iii) being called a "Common Stock Reorganization"), then the Exercise Price and the type of securities for which this Warrant is exercisable shall be adjusted immediately such that the Holder thereafter shall be entitled to receive upon exercise of this Warrant the aggregate number and type of securities that it would have received if this Warrant had been exercised immediately prior to such Common Stock Reorganization.

              (b) Common Stock Distribution. If the Company shall issue, sell, distribute or otherwise grant any shares of Common Stock or Convertible Securities or Option Securities (as defined below), other than pursuant to a Common Stock Reorganization or other than any issuance upon conversion or exercise of any Convertible Securities or Option Securities (any such issuance, sale, distribution or grant being herein called a "Common Stock Distribution"), for a consideration per share less than the Fair Market Value per Share immediately prior to such Common Stock Distribution (other than the Company's
IPO), then the Exercise Price shall be reduced to the price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution plus (B) the quotient resulting from dividing (i) the consideration, if any, received by the Company upon such Common Stock Distribution, by (ii) such Fair Market Value per Share, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution. "Fair Market Value per Share" means the fair market value of the Company (as determined per Section 5(g) herein) divided by the number of outstanding shares of Common Stock, on a Fully Diluted Basis, after giving effect to the payment of the lowest aggregate consideration payable upon exercise, conversion and exchange of all Convertible Securities and Option Securities included in such number of outstanding shares of Common Stock on a Fully Diluted Basis.

              (c) Convertible Securities and Option Securities. If the Company shall issue, sell, distribute or otherwise grant (including by assumption):

                   (i) any stock or other securities convertible into or exchangeable for Common Stock, whether or not the rights to exchange or convert thereunder are immediately exercisable (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), or

                   (ii) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or Convertible Securities, whether or not immediately exercisable (such rights, warrants or options being herein called "Option Securities"), and the lowest aggregate consideration per share for which Common Stock is issuable upon the exercise of such Convertible Securities or Option Securities (and, if applicable, upon conversion or exchange of Convertible Securities issuable upon exercise of Option Securities) shall be less than the Fair Market Value per Share immediately prior to such issuance, sale, distribution or grant, then for purposes of subsection (b) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Convertible Securities or Option Securities and, in the case of Option Securities to acquire Convertible Securities, upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Option Securities, shall be deemed to have been issued and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such lowest aggregate consideration per share.

              (d) Adjustment in Number of Shares. Upon each adjustment to the Exercise Price pursuant to subsections (a), (b) or (c) of this Section 5, this Warrant shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of Shares obtained by multiplying the number of Shares previously issuable upon exercise of this Warrant by a fraction the numerator of which is the adjusted Exercise Price and the denominator of which is the Exercise Price prior to adjustment.

              (e) Non-Cash Consideration. If any shares of Common Stock, Option Securities or Convertible Securities shall be issued, sold, distributed or granted for a consideration other than cash, the amount of the consideration received by the Company shall be deemed to be the fair market value (as determined by Section 5(g) herein) of such consideration. If any shares of Common Stock, Option Securities or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value (as determined by Section 5(g) herein) of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Option Securities or Convertible Securities, as the case may be.

              (f) Capital Reorganizations. If there shall be any consolidation, merger or amalgamation of the Company with another person or entity or any acquisition of capital stock of the Company by means of a share exchange, other than the merger of Intech Group, Inc. with and into the Company (the "Intech Merger") or any other consolidation, merger or share exchange in which the Company is the surviving corporation), or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any reorganization or recapitalization of the Company (any such event being called a "Capital Reorganization"), then the Holder of this Warrant shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall assume by a supplemental agreement, reasonably satisfactory in form, scope and substance to the Holder (which shall be mailed or delivered to the Holder of this Warrant at the last address of such Holder appearing on

                                    -5-
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the books of the Company) the obligation to deliver to such Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations of the Company set forth in this Warrant.

              (g) Determination of Fair Market Value Per Share. Subject to the provisions set forth below, the fair market value of the Company or of any non-cash consideration received by the Company upon any Common Stock Distribution shall be determined in good faith by the Board of Directors of the Company. Upon each such determination, the Company shall promptly give notice thereof to Holder, setting forth in reasonable detail the calculation of such fair market value and the method and basis of determination thereof (the "Company Determination"). If the Holder shall disagree with the Company Determination and shall, by notice to the Company given within thirty (30) days after the Company's notice of the Company Determination, elect to dispute the Company Determination, the Company shall, within thirty (30) days after such notice, engage an investment bank or other qualified appraisal firm reasonably acceptable to the Holder and the Company to make an independent determination of the fair market value of the Company (the "Appraiser Determination"). If the Appraiser Determination is not more than one hundred and ten percent (110%) and not less than ninety percent (90%) of the Company Determination, then the cost of conducting the appraisal shall be borne equally by the Company and the Holder; if the Appraiser Determination is more than one hundred and ten percent (110%) of the Company Determination, then the cost of conducting the appraisal shall be borne entirely by the Company; if the Appraiser Determination is less than ninety percent (90%) of the Company Determination, the cost of conducting such appraisal shall be borne entirely by the Holder.

              (h) Adjustment Rules. Any adjustments pursuant to this Section 5 shall be made successively whenever an event referred to herein shall occur. No adjustment shall be made pursuant to this Section 5 in respect of the issuance from time to time of shares of Common Stock upon the exercise of this Warrant or upon the exercise or conversion of any other Option Securities or Convertible Securities.

              (i) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 5, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder of this Warrant is entitled to receive upon exercise thereof.

              (j) Notice of Adjustment. Not less than 10 nor more than 50 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this
Section 5, the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

        6. Transfer of Warrant. Subject to the provisions of Section 4 hereof, this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer, provided that, until the Company's IPO (as defined in Section

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10 below) no such transfer shall be made without the Company's prior written consent, which consent shall not be unreasonably withheld. After receipt of such written consent (if presented prior to the Company's IPO), and upon presentation of the Warrant to the Company with written instructions for such transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof (except that the second sentence of Section 4(a) shall be deleted) in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section.

        7. Warrant Holder Not Shareholder; Rights Offering; Preemptive Rights. Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company. Notwithstanding the foregoing until the Company's IPO, if the Company should offer to all of the Company's shareholders the right to purchase any securities of the Company, then all shares of Common Stock that are subject to this Warrant shall be deemed to be outstanding and owned by the Holder and the Holder shall be entitled to participate in such offer. Until the earlier of the date the Note is paid in full or the Company's IPO, the Company shall not grant any preemptive rights with respect to any of its capital stock without granting substantially similar preemptive rights to Petra Capital LLC along with any corresponding obligations.

        8. Interim Dividends. If the Company pays a dividend or makes a distribution to the holders of its capital stock of any securities (other than capital stock) or property (including cash and securities of other companies) of the Company, or any rights, options or warrants to purchase securities (other than capital stock) or property (including securities of other companies) of the Company, then, simultaneously with the payment of such dividend or the making of such distribution, and as a condition precedent to its right to do so, it will pay or distribute to the Holder of this Warrant an amount of property (including without limitation cash) and/or securities (including without limitation securities of other companies) of the Company as would have been received by such Holder had it exercised this Warrant and received all of the Shares of Common Stock issuable upon the exercise of this Warrant immediately prior to the record date (or other applicable date) used for determining stockholders of the Company entitled to receive such dividend or distribution. Anything in Section 5 to the contrary notwithstanding, no adjustment to the Exercise Price shall be made for any distribution pursuant to the provisions of this Section 8.

        9. Financial Statements and Reports. Unless the Company is otherwise furnishing such information to the Holder hereof, from the date hereof until the earlier to occur of (i) the exercise in full of this Warrant or (ii) its termination, the Company shall deliver to the Holder the following financial information:

      (a) within ninety (90) days after the end of each fiscal year of Company,
(A) audited consolidated financial statements of Company, including a balance sheet as of the close of such fiscal year, an income statement, statements of changes in stockholders equity, and of cash flows for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, and with the report thereon of independent public accountants, acceptable to the Holder, and (B) unaudited consolidating financial statements, including a balance sheet as of the close of such fiscal year, an income statement, statements of changes in stockholders' equity, and of cash flows for such fiscal year;

      (b) within forty-five (45) days after the end of each of the first three fiscal quarters, a consolidated balance sheet of Company as of the close of such quarter and consolidated statements of earnings and retained earnings of Company for such quarter and for the prior quarters of the current fiscal year (on a year to date basis), each compared to the same period in the previous fiscal year, all in reasonable detail, and unaudited but prepared on the basis of generally accepted accounting principles consistently applied (except for the absence of footnotes and subject to year-end adjustments), together with a narrative status report of Company's management.

      (c) at such time as the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as soon as reasonably practicable (i) upon filing with the Securities and Exchange Commission, each annual report on Form 10-K, each quarterly report on Form 10-Q, and each periodic report on Form 8-K, and (ii) upon mailing to shareholders, each proxy statement and annual statement to shareholders. Delivery of Forms 10-K and 10-Q shall satisfy the provisions of Section 9(a) and (b) above.

        10.   Registration.

              (a) If the Company shall receive at any time from the holders of at least fifty percent (50%) of the total number of shares of Common Stock issuable (or issued) upon exercise of this Warrant and the Petra Warrants, (the "Initiating Holders"), but in no event earlier than eighteen months (18 months) after the Company's initial public offering of Common Stock pursuant to a firm commitment underwriting (the "Company's IPO"), a written request that the Company effect any registration with respect to the shares, in an offering to be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld), the Company will as soon as practicable, use reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Shares as are specified in such request. The Company shall only be required to effect, one
(1) registration of shares pursuant to this Section 10(a) and the provisions of
Section 10(c) and 10(h) below shall apply.

              (b) The Company and the holders of the Shares agree that if at any time after the date hereof the Company shall propose to file a registration statement with respect to any of its Common Stock on a form suitable for a secondary offering (not including the Company's IPO), it will give notice in writing to such effect to the registered holder(s) of the Shares at least thirty
(30) days prior to such filing, and, at the written request of any such registered holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (including the reasonable fees and expenses of one counsel to such holder(s), but excluding underwriting discounts, commissions and filing fees attributable to the Shares included therein) such of the Shares as such holder(s) shall request; provided, however, that if the offering being registered by the Company is underwritten and if the representative of the underwriters certifies in writing that, in its opinion, the inclusion therein of the Shares would adversely affect the marketing and sale of the securities to be sold by the Company thereunder, then the Company shall be required to include in the offering only that number of securities, including the Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder, but in no event shall the total amount of Shares included in the offering be less than the number of securities included in the offering by any other single selling shareholder). The Holder shall grant a power of attorney to a person mutually agreeable to the Company and the underwriters (who may be an executive officer of the Company), in customary form for a similar offering, with respect to timing, pricing and other matters related to the offering.

              (c) Whenever required under this Agreement to use its reasonable best efforts to effect the registration of any of the Shares, the Company shall, as expeditiously as reasonably possible:

      (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering such Shares and use its reasonable best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (A) the date when all Shares covered by the registration statement have been sold or (B) sixty (60) days from the effective date of the registration statement; provided, that before filing a registration statement or prospectus or any amendment or supplements thereto, the Company will furnish to each holder of Shares covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request exhibits), which documents will be subject to the review of such holders and underwriters, and the Company will not file such registration statement or any amendment thereto or any prospectus or any supplement thereto (including any documents incorporated by reference therein) with the Commission if (A) the underwriters, if any, shall reasonably object to such filing or (B) if information in such registration statement or prospectus concerning a particular selling holder has changed and any holder of shares or the underwriters, if any, shall reasonably object.

      (ii) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in
Section 10(c)(i) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act.

      (iii) Furnish to the selling holder(s) of Shares such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

      (iv) Use its reasonable best efforts to register and qualify under such other securities laws of such U.S. jurisdictions as shall be reasonably requested by any selling holder of Shares and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling holder to consummate the disposition of the Shares owned by such holder, in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions.

      (v) Promptly notify each selling holder of Shares of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein in light of the circumstances under which they were made not misleading and, at the request of any such holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein in light of the circumstances under which they were made not misleading.

      (vi) Provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement.

      (vii) Enter into such customary agreements (including underwriting agreements in customary form for an offering of the type to be affected) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares.

      (viii) Make available for inspection by any selling holder of Shares or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

      (ix) Promptly notify the selling holder(s) of Shares and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (A) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (B) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (C) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purposes.

      (x) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and obtain at the earliest possible moment the withdrawal of any such order, if entered.

      (xi) Cooperate with the selling holder(s) of Shares and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends, and enable such Shares to be in such lots and registered in such names as the underwriters may request at least two (2) business days prior to any delivery of the Shares to the underwriters.

      (xii) Provide a CUSIP number for all the Shares not later than the effective date of the registration statement.

      (xiii) Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of an underwritten offering, (A) make such representations and warranties to the selling holder(s) of Shares and the underwriters, if any, with respect to the Shares and the registration statement as are customarily made by issuers in primary underwritten offerings; (B) use its best efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Shares and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (C) deliver such documents and certificates as may be reasonably requested (1) by the holders of a majority of the Shares being sold, and (2) by the underwriters, if any, to evidence compliance with clause
(A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (D) obtain opinions of counsel to the Company and updates thereof (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the selling holders of Shares and underwriters or their counsel. Such counsel shall also state in the letter containing such opinions, during such counsel's participation in the preparation of the registration statement such counsel participated in conferences with officers and representatives of the Company and representatives of the independent accountants of the Company at which the contents of the registration statement and related matters were discussed and, although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the registration statement, as amended or supplemented, and make no representation that we have independently verified the accuracy, completeness or fairness of such statements, nothing has come to the attention of such counsel during the course of such conferences that causes such counsel to believe that, as of its date the registration statement (other than the financial statements, other tabular financial information, other financial and statistical data and information, and related schedules therein, as to which such counsel does not express any opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If for any reason the Company's counsel is unable to give such opinion, the Company shall so notify the holders of the Shares and shall use its reasonable best efforts to remove expeditiously all impediments to the rendering of such opinion.

      (xiv) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and agrees that it shall make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five
(45) days after the end of any twelve-month period (or ninety (90) days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which the Shares are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the first fiscal quarter of the Company commencing after the effective date of the registration statement, which statements shall cover such twelve-month periods.

              (d) After the date hereof, the Company shall not grant to any holder of securities of the Company any registration rights which have a priority greater than or equal to those granted to Holder(s) pursuant to this Warrant without the prior written consent of the Holder(s), which consent shall not be unreasonably withheld.

              (e) The Company's obligations under Sections 10(a) and (b) above with respect to each holder of Shares are expressly conditioned upon such holder's furnishing to the Company in writing such information concerning such holder and the terms of such holder's proposed offering as the Company shall reasonably request for inclusion in the registration statement. If any registration statement including any of the Shares is filed, then the Company shall indemnify each holder thereof (and each underwriter for such holder and each person, if any, who controls such underwriter within the meaning of the Securities Act) from any loss, claim, damage or liability arising out of, based upon or in any way relating to any untrue statement of a material fact contained in such registration statement or any omission to state therein a material fact

                                    -11
required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except for any such statement or omission based on information furnished in writing by such holder of the Shares (or underwriter for such holder) expressly for use in connection with such registration statement; and such holder (and each such underwriter for such holder) shall indemnify the Company (and each of its officers and directors who has signed such registration statement, each director, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter for the Company and each person, if any, who controls such underwriter within the meaning of the Securities Act) and each other such holder against any loss, claim, damage or liability arising from any such statement or omission which was made in reliance upon information furnished in writing to the Company by such holder of the Shares expressly for use in connection with such registration statement.

              (f) For purposes of this Section 10, all of the Shares shall be deemed to be issued and outstanding.

              (g) Each Holder agrees in connection with any registration of the Company's securities (i) in the Company's IPO and (ii) in which such Holder participates as a selling shareholder, that, upon the request of the Company of the Company or underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for a period of time, not to exceed (x) in the Company's IPO, such number of days, from the effective date of such registration as the Company or the underwriters may specify for shareholders who agree to such a lock-up and (y) in any other such registration the period agreed to by the other selling shareholders and each officer and director of the Company.

              (h) The Company may delay, suspend or withdraw any registration or qualification of Shares required pursuant to this Section 10 for a period not exceeding one hundred twenty (120) days if the Company shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of other securities by the Company or another contemplated material corporate event or such registration is otherwise impracticable due to material disclosure issues. In addition, the Company shall not be required to register Shares on a date which, under the General Rules and Regulations of the Securities and Exchange Commission, the inclusion therein (to the extent such inclusion is required or permitted under said Rules and Regulations), whether or not by incorporation by reference, of financial statements of the Company other than those contained in the most recently filed report of the Company on Forms 10-K and 10-Q would be required provided that this exception shall not permit delay or suspension after filing of the next required quarterly filing under the Exchange Act.

        11.   Certain Notices. In case at any time the Company shall propose to:

              (a)  declare any cash dividend upon its Common Stock;

              (b) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

              (c) offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or other rights;

              (d) reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell all or substantially all of its assets to, another corporation, other than the merger of Intech Group, Inc. with and into the Company; or

              (e) voluntarily or involuntarily dissolve, liquidate or wind up of the affairs of the Company;

then, in any one or more of said cases, the Company shall give to the Holder, by certified or registered mail, (1) at least ten (10) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause
(i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

        12.   Co-Sale Rights.

              (a) Co-Sale Right. None of the shareholders of the Company on the date hereof as set forth on Annex B hereto (the "Selling Shareholders") shall enter into any transaction that would result in the sale by it of any Common Stock now or hereafter owned by it, unless prior to such sale the Selling Shareholder shall give notice to the Holder of its intention to effect such sale in order that Holder may exercise its rights under this Section 12 as hereinafter described. Such notice shall set forth (i) the number of shares to be sold by the Selling Shareholder, (ii) the principal terms of the sale, including the price at which the shares are intended to be sold, and (iii) an offer by the Selling Shareholder to cause to be included with the shares to be sold by it in the sale, on a share-by-share basis and on the same terms and conditions, the Shares issuable or issued to the Holder pursuant to this Warrant.

              (b) Rejection of Co-Sale Offer. If the Holder has not accepted such offer in writing within a period of ten (10) days from the date of receipt of the notice specified in subsection (a) of this Section, then the Selling Shareholder shall thereafter be free for a period of ninety (90) days to sell the number of shares specified in such notice, at a price no greater than the price set forth in such notice and on otherwise no more favorable terms to the Selling Shareholder than as set forth in such notice, without any further obligation to Holder in connection with such sale. In the event that the Selling Shareholder fails to consummate such sale within such ninety-day period, the shares specified in such notice shall continue to be subject to this Section.

              (c) Acceptance of Co-Sale Offer. If the Holder accepts such offer in writing delivered to the selling shareholder within a period of ten (10) days from the date of receipt of the notice specified in subsection (a) of this Section, such acceptance shall be irrevocable unless the Selling Shareholder shall be unable to cause to be included in his sale the number of Shares of stock held by the Holder and set forth in the written acceptance. In that event, the Selling Shareholder and the Holder shall participate in the sale on a pro rata basis.

              (d) Certain Exceptions; Termination of Co-Sale Rights. The Co-Sale Rights hereunder shall not apply to (i) the Intech Merger (but will apply to all shares of Common Stock received by the Selling Shareholders as a result of the Intech Merger), or (ii) transfers for estate planning purposes, provided that each transferee thereunder agrees in writing to comply with this Section 12 as to such securities. All co-sale rights set forth under this Section 12 shall terminate upon the effective date of the Company's IPO.

                 [SIGNATURE PAGE TO STOCK PURCHASE WARRANT]

        IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.


                                      TALX CORPORATION, a Missouri
                                      corporation

                                      By:_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                      Attest:___________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         [CORPORATE SEAL]


                                      PETRA CAPITAL, LLC, a Georgia limited
                                      liability company

                                      By:   Petra Capital Management, LLC,
                                             Manager

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

        Section 12 of this Warrant is hereby acknowledged and agreed to by the undersigned shareholders of the Company as of the date first above written.


_____________________________________
Name:  William W. Canfield



William W. Canfield Revocable Trust

By:  ________________________________

Title:  _____________________________

                                  ANNEX A
                             NOTICE OF EXERCISE

        To:  TALX Corporation

        (1) The undersigned hereby elects to purchase _____ shares of the Common Stock of TALX Corporation, pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price for such shares in full.

        (2) Please issue a certificate representing such shares in the name of the undersigned or in such other name as specified below:





        (3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



        Date:_______________________

        Signature:__________________

                                  ANNEX B
                            SELLING SHAREHOLDERS

William W. Canfield

William W. Canfield Revocable Trust